CALAMOS® FAMILY OF FUNDS

CALAMOS ETF TRUST (the “Trust”)

Calamos Antetokounmpo Global Sustainable Equities ETF (the “Fund”)

Supplement dated September 11, 2026

to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 28, 2025

On September 10, 2026, the Trust’s Board of Trustees approved a proposal to liquidate the Fund.

It is expected that the Fund will liquidate on or about November 23, 2026 (the “Liquidation Date”). All dates noted in this supplement are effective as of the close of business on the respective date.

Effective November 19, 2026, the Fund will stop accepting orders of Creation Units from authorized participants. It is expected that November 20, 2026 will be the Fund’s last full day of trading on NYSE Arca, Inc. (“NYSE Arca”), the exchange on which the Fund’s shares are listed and principally trade. Pursuant to this schedule, NYSE Arca is expected to halt trading in shares of the Fund after the market close on November 20, 2026. During the time between market close on November 20, 2026 and the Liquidation Date, because the Fund‘s shares will not be traded on NYSE Arca, there can be no assurance that there will be a market for the purchase or sale of the Fund’s shares. Shareholders of the Fund may sell their shares of the Fund on NYSE Arca until the market close on November 20, 2026, and may incur customary transaction fees from their broker-dealer. Prior to the Liquidation Date, authorized participants may continue to submit orders to the Fund for the redemption of Creation Units. See “How to Buy and Sell Shares” in the Prospectus. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation.

At this time, a final distribution is anticipated and will be paid no later than the Liquidation Date.

Prior to the Liquidation Date, Calamos expects to begin to reduce the remaining assets of the Fund to distributable form in cash to facilitate the Fund’s liquidation. During that time, the Fund may no longer be invested in accordance with its investment objective or principal investment strategies.

The liquidation is expected to be a taxable event for shareholders other than shareholders who are investing through a tax-advantaged arrangement or are tax-exempt. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances.

After the close of business on the Liquidation Date, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE